Exhibit 99.2

PARAMOUNT
GROUP, INC.
SUPPLEMENTAL OPERATING AND FINANCIAL DATA FOR THE QUARTER ENDED DECEMBER 31, 2014

SAFE HARBOR

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc., (“Paramount”) is a fully-integrated real estate investment trust that owns, operates and manages high-quality, Class A office properties located in select central business district submarkets of New York City, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
David Spence	Executive Vice President, Chief Financial Officer and Treasurer
Jolanta Bott	Executive Vice President, Operations and Human Resources
Theodore Koltis	Executive Vice President, Leasing
Daniel Lauer	Executive Vice President, Chief Investment Officer
Ralph DiRuggiero	Senior Vice President, Property Management
Gage Johnson	Senior Vice President, General Counsel and Secretary
Vito Messina	Senior Vice President, Asset Management
Wilbur Paes	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Thomas Armbrust	Director
Dan Emmett	Director, Chair of Audit Committee
Lizanne Galbreath	Director, Chair of Compensation Committee
Peter Linneman	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
David O’Connor	Director
Katharina Otto-Bernstein	Director

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE

James Feldman	Vin Chao	Steve Sakwa
Bank of America Merrill Lynch	Deutsche Bank	Evercore ISI
(646) 855-5808	(212) 250-6799	(212) 446-9462

Brad Burke	Jed Reagan	Vance Edelson
Goldman Sachs	Green Street Advisors	Morgan Stanley
(917) 343-2082	(949) 640-8780	(212) 761-0078

Ross Nussbaum	Brendan Maiorana
UBS	Wells Fargo
(212) 713-2484	(443) 263-6516

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except square feet and per share data)

Period from November 24, 2014 through December 31, 2014
SELECTED ITEMS
Total revenues	$66,135
Pro rata share of NOI	$36,330
Pro rata share of Cash NOI	$31,821
Net income attributable to Paramount Group, Inc.	$57,308
Per share:
Basic	$0.27
Diluted	$0.27
FFO attributable to Paramount Group, Inc.	$82,425
Per share - diluted	$0.39
Core FFO attributable to Paramount Group, Inc.	$16,100
Per share - diluted	$0.08
FAD attributable to Paramount Group, Inc.	$7,561

COMMON SHARE DATA

Share Price (November 24, 2014 through December 31, 2014)

High	$19.68
Low	$17.65
Closing (end of period)	$18.59
Outstanding shares (end of period)	212,106,718
Market value of outstanding shares	$3.9 billion

PORTFOLIO STATISTICS

	Number of Properties	Square Feet	% Leased at December 31, 2014
Region:
New York	6	7,152,207	94.4%
Washington, D.C.	5	1,602,655	88.8%
San Francisco	1	1,611,125	96.8%

	12	10,365,987	93.9%

CONSOLIDATED BALANCE SHEET

(unaudited and in thousands)

December 31, 2014
ASSETS:
Rental Property
Land	$2,094,461
Buildings and improvements	5,435,778

7,530,239
Accumulated depreciation and amortization	(81,050)

Rental Property, net	7,449,189
Real estate fund investments	323,387
Investments in partially owned entities	5,749
Cash and cash equivalents	438,599
Restricted cash	55,728
Marketable securities	20,159
Deferred rent receivable	8,267
Accounts and other receivables, net	7,692
Deferred charges, net	39,165
Intangible assets, net	669,385
Other assets	13,121

Total Assets	$9,030,441

LIABILITIES:
Mortgages and notes payable	$2,852,287
Credit facility	—
Due to affiliates	27,299
Loans payable to noncontrolling interests	42,195
Accounts payable and accrued expenses	93,472
Deferred income taxes	2,861
Interest rate swap liabilities	194,196
Intangible liabilities, net	219,228
Other liabilities	43,950

Total Liabilities	3,475,488

EQUITY:
Paramount Group, Inc. stockholders’ equity	3,910,862
Noncontrolling interests in joint ventures and funds	685,888
Noncontrolling interests in Operating Partnership	958,203

Total Equity	5,554,953

TOTAL LIABILITIES AND EQUITY	$9,030,441

CONSOLIDATED STATEMENT OF INCOME

(unaudited and in thousands, except share and per share data)

Period from November 24, 2014 through December 31, 2014
REVENUES:
Property rentals	$51,345
Straight-line rent adjustments	5,653
Amortization of below-market leases, net	467

Rental income	57,465
Tenant reimbursement income	5,865
Fee income	1,176
Other income	1,629

Total revenues	66,135

EXPENSES:
Operating	26,011
Depreciation and amortization	34,481
General and administrative	2,207

Total expenses	62,699

Operating income	3,436
Income from real estate fund investments	1,412
Income from partially owned entities	938
Unrealized gains on interest rate swaps	15,084
Interest and other income (loss), net	(179)
Interest and debt expense	(43,743)
Acquisition, transaction and formation related costs	(143,437)
Gain on consolidation of a partially owned entity	239,716

Net income before income taxes	73,227
Income tax expense	(505)

Net income	72,722
Less net income attributable to noncontrolling interests in:
Consolidated joint ventures and funds	(1,488)
Operating Partnership	(13,926)

Net income attributable to Paramount Group, Inc.	$57,308

Weighted average common shares outstanding
Basic	212,106,718

Diluted	212,107,908

Net income per share attributable to Paramount Group, Inc.
Basic	$0.27

Diluted	$0.27

FUNDS FROM OPERATIONS (“FFO”)

(unaudited and in thousands, except share and per share data)

Period from November 24, 2014 through December 31, 2014
Reconciliation of net income to FFO:
Net income	$72,722
Real estate depreciation and amortization	34,481
Pro rata share of real estate depreciation and amortization of partially owned entities	605

FFO (1)	107,808
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures and funds	(5,353)
Operating Partnership	(20,030)

FFO attributable to Paramount Group, Inc. (1)	$82,425

Per diluted share	$0.39

Reconciliation of FFO to Core FFO:
FFO	$107,808
Non-core (income) expense:
Acquisition, transaction and formation related costs	143,437
Defeasance and debt breakage costs	25,717
Unrealized gains on interest rate swaps	(15,084)
Pro rata share of unrealized gains on interest rate swaps of partially owned entities	(643)
Gain on consolidation of a partially owned entity	(239,716)

Core FFO (1)	21,519
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures and funds	(1,506)
Operating Partnership	(3,913)

Core FFO attributable to Paramount Group, Inc. (1)	$16,100

Per diluted share	$0.08

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	212,106,718
Effect of dilutive securities	1,190

Denominator for FFO per diluted share	212,107,908

(1)	See page 21 for our definition of this measure.

FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)

(unaudited and in thousands)

Period from November 24, 2014 through December 31, 2014
Reconciliation of Core FFO to FAD
Core FFO	$21,519
Add:
Amortization of non-cash compensation expense	391
Amortization of deferred financing costs	240
Less:
Recurring tenant improvements, leasing commissions and other capital expenditures	(7,315)
Straight-line rent adjustments	(5,660)
Amortization of below-market leases, net	(467)

FAD (1)	8,708

Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures and funds	690
Operating Partnership	(1,837)

FAD attributable to Paramount Group, Inc. (1)	$7,561

(1)	See page 21 for our definition of this measure.

NET OPERATING INCOME (“NOI”)

(unaudited and in thousands)

Period from November 24, 2014 through December 31, 2014
Reconciliation of net income to NOI:
Net income	$72,722
Add:
Depreciation and amortization	34,481
General and administrative expenses	2,207
Interest and debt expense	43,743
Acquisition, transaction and formation related costs	143,437
Income tax expense	505
NOI from partially owned entities	1,680
Less:
Income from partially owned entities	(938)
Fee income	(1,176)
Unrealized gains on interest rate swaps	(15,084)
Interest and other (income) loss, net	179
Gain on consolidation of a partially owned entity	(239,716)

NOI (1)	42,040
Less NOI attributable to noncontrolling interests in consolidated joint ventures and funds	(5,710)

Pro rata share of NOI (1)	$36,330

Reconciliation of NOI to Cash NOI:
NOI	$42,040
Less:
Straight-line rent adjustments	(5,660)
Amortization of below-market leases, net	(467)

Cash NOI (1)	35,913
Less Cash NOI attributable to noncontrolling interests in consolidated joint ventures and funds	(4,092)

Pro rata share of Cash NOI (1)	$31,821

(1)	See page 21 for our definition of this measure.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (“EBITDA”)

(unaudited and in thousands)

Period from November 24, 2014 through December 31, 2014
Reconciliation of net income to EBITDA:
Net income	$72,722
Add:
Depreciation and amortization	34,481
Interest and debt expense	43,743
Income tax expense	505
Pro rata share of above adjustments of partially owned entities	1,374

EBITDA (1)	152,825
Less EBITDA attributable to noncontrolling interests in consolidated joint ventures and funds	(9,554)

Pro rata share of EBITDA (1)	$143,271

Reconciliation of EBITDA to Adjusted EBITDA:
EBITDA	$152,825
Add:
Acquisition, transaction and formation related costs	143,437
Less:
Unrealized gains on interest rate swaps	(15,084)
Pro rata share of unrealized gains on interest rate swaps of partially owned entities	(643)
Gain on consolidation of a partially owned entity	(239,716)

Adjusted EBITDA (1)	40,819
Less Adjusted EBITDA attributable to noncontrolling interests in consolidated joint ventures and funds	(5,708)

Pro rata share of Adjusted EBITDA (1)	$35,111

(1)	See page 21 for our definition of this measure.

CAPITAL STRUCTURE

(unaudited and in thousands, except share and per share data)

December 31, 2014
Debt:
Consolidated debt:
Mortgages and notes payable	$2,852,287
$1.0 billion credit facility	—

2,852,287
Less:
Noncontrolling interests’ share of consolidated debt (One Market Plaza and 31 West 52nd Street)	(583,422)
Add:
Pro rata share of unconsolidated joint venture debt (712 Fifth Avenue)	123,250

Total debt	2,392,115

	Shares / Units	Share Price at
	Outstanding	December 31, 2014
Equity:
Common stock	212,106,718	$18.59	3,943,064
Operating Partnership units	51,543,993	18.59	958,203

	263,650,711	18.59	4,901,267

Total Capitalization			$7,293,382

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
	Amount	Rate	Amount	Rate	Amount	Rate
Consolidated Debt:
1633 Broadway	$926,260	5.26%	$772,100	6.02%	$154,160	1.44%
31 West 52nd Street	413,490	4.99%	337,500	5.74%	75,990	1.64%
900 Third Avenue	274,337	5.08%	255,000	5.35%	19,337	1.51%
Waterview	210,000	5.76%	210,000	5.76%	—	—
1899 Pennsylvania Avenue	90,489	4.88%	90,489	4.88%	—	—
Liberty Place	84,000	4.50%	84,000	4.50%	—	—
One Market Plaza	853,711	6.14%	840,000	6.16%	13,711	5.00%

Total consolidated debt	2,852,287	5.47%	2,589,089	5.85%	263,198	1.69%

Noncontrolling interests’ share	(583,422)		(549,225)		(34,197)

Pro rata share of consolidated debt	$2,268,865	5.37%	$2,039,864	5.80%	$229,001	1.59%

Unconsolidated Joint Venture Debt:

712 Fifth Avenue	$246,500	5.39%	$225,000	5.65%	$21,500	2.71%

Joint venture partners’ share	(123,250)		(112,500)		(10,750)

Pro rata share of unconsolidated debt	$123,250	5.39%	$112,500	5.65%	$10,750	2.71%

Pro Rata Share of Total Debt	$2,392,115	5.37%	$2,152,364	5.79%	$239,751	1.64%

	Required	Actual
Credit Facility Covenants:
Total Debt / Total Assets	Less than 60%	41.2%
Secured Debt / Total Assets	Less than 50%	37.5%
Fixed Charge Coverage	Greater than 1.5x	2.0x

Unsecured Debt / Unencumbered Assets	Less than 60%	14.5%

Unencumbered Interest Coverage	Greater than 1.75x	9.8x

	$	%
Debt Composition:
Fixed rate debt:
Pro rata consolidated fixed rate debt	$2,039,864
Pro rata unconsolidated fixed rate debt	112,500

Total fixed rate debt	2,152,364	90.0%

Variable rate debt:
Pro rata consolidated variable rate debt	229,001
Pro rata unconsolidated variable rate debt	10,750

Total variable rate debt	239,751	10.0%

Pro Rata Share of Total Debt	$2,392,115	100.0%

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Fixed Rate Debt:	2015	2016	2017	2018	2019	Thereafter	Total
1633 Broadway	$—	$772,100	$—	$—	$—	$—	$772,100
31 West 52nd Street	—	—	337,500	—	—	—	337,500
900 Third Avenue	—	—	255,000	—	—	—	255,000
Waterview	—	—	210,000	—	—	—	210,000
1899 Pennsylvania Avenue	—	—	—	—	—	90,489	90,489
Liberty Place	—	—	—	84,000	—	—	84,000
One Market Plaza	—	—	—	—	840,000	—	840,000

Total consolidated fixed rate debt	$—	$772,100	$802,500	$84,000	$840,000	$90,489	$2,589,089
Weighted average rate	—	6.02%	5.62%	4.50%	6.16%	4.88%	5.85%

Consolidated Variable Rate Debt:
1633 Broadway	$—	$154,160	$—	$—	$—	$—	$154,160
31 West 52nd Street	—	—	75,990	—	—	—	75,990
900 Third Avenue	—	—	19,337	—	—	—	19,337
One Market Plaza	—	—	—	—	13,711	—	13,711

Total consolidated variable rate debt	$—	$154,160	$95,327	$—	$13,711	$—	$263,198
Weighted average rate	—	1.44%	1.61%	—	5.00%	—	1.69%

Total Consolidated Debt	$—	$926,260	$897,827	$84,000	$853,711	$90,489	$2,852,287

Weighted Average Rate	—	5.26%	5.20%	4.50%	6.14%	4.88%	5.47%

% of Debt Maturing	—	32.5%	31.5%	2.9%	29.9%	3.2%	100.0%

PORTFOLIO SUMMARY

(unaudited)

	Submarket	% Ownership	Square Feet (1)	% Leased	Annualized Rent (2)
Property					Amount	Per Square Foot (3)
New York:
1633 Broadway	West Side	100.0%	2,643,065	97.7%	$155,623,000	$69.68
1301 Avenue of the Americas	Sixth Ave / Rock Center	100.0%	1,767,992	85.4%	105,820,000	74.24
1325 Avenue of the Americas	Sixth Ave / Rock Center	100.0%	814,892	94.6%	48,162,000	65.96
31 West 52nd Street	Sixth Ave / Rock Center	64.2%	786,647	100.0%	57,372,000	75.98
900 Third Avenue	East Side	100.0%	596,270	94.9%	40,808,000	73.14
712 Fifth Avenue	Madison/Fifth	50.0%	543,341	99.0%	55,266,000	104.91

Subtotal / Weighted Average			7,152,207	94.4%	463,051,000	74.34

Washington, D.C.:
Waterview	Rosslyn, VA	100.0%	647,243	98.9%	31,295,000	49.80
425 Eye Street	East End	100.0%	380,090	88.9%	14,861,000	45.79
2099 Pennsylvania Avenue	CBD	100.0%	208,636	62.0%	4,865,000	73.17
1899 Pennsylvania Avenue	CBD	100.0%	192,481	86.5%	10,785,000	80.59
Liberty Place	East End	100.0%	174,205	85.2%	6,354,000	66.43

Subtotal / Weighted Average			1,602,655	88.8%	68,160,000	54.58

San Francisco:
One Market Plaza	South Financial District	49.0%	1,611,125	96.8%	72,569,000	57.74

Total / Weighted Average			10,365,987	93.9%	$603,780,000	$69.13

(1)	Represents the remeasured square feet, which includes an aggregate of 203,511 square feet of either REBNY or BOMA remeasurement adjustments that are not reflected in current leases.
(2)	See page 21 for our definition of this measure.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited)

	Lease		Square Feet	% of Total	Annualized Rent (1)		% of Annualized
	Expiration		Leased	Square Feet	Amount	Per Square Foot	Rent
Top 10 Tenants:
The Corporate Executive Board Company	Jan-2028		625,062	6.0%	$31,045,000	$49.67	5.0%
Barclays Capital, Inc.	Dec-2020		497,418	4.8%	28,924,000	58.15	4.7%
Allianz Global Investors, LP	Jan-2031	(2)	326,457 (2)	3.2%	26,028,000	79.73	4.2%
Credit Agricole Corporate & Investment Bank	Feb-2023		313,879	3.0%	25,219,000	80.35	4.1%
Clifford Chance, LLP	Jun-2024		328,992	3.2%	24,760,000	75.26	4.0%
Commerzbank AG	May-2016		287,535	2.8%	24,260,000	84.37	3.9%
Kasowitz Benson Torres & Friedman, LLP	Mar-2037	(3)	302,213 (3)	2.9%	18,799,000	62.20	3.1%
Deloitte & Touche, LLP	Mar-2016		212,052	2.1%	16,619,000	78.37	2.7%
WMG Acquisition Corp. (Warner Music Group)	Jul-2029		293,487	2.8%	16,052,000	54.69	2.6%
Chadbourne & Parke, LLP	Sep-2034		203,102	2.0%	15,836,000	77.97	2.6%

	Square Feet		% of Total	Annualized	% of Annualized
	Leased		Square Feet	Rent	Rent
Industry Diversification:
Financial Services	3,973,431		38.3%	294,258,000	47.8%
Legal Services	1,755,571		16.9%	126,338,000	20.5%
Media	794,301		7.7%	48,059,000	7.8%
Government	316,700		3.1%	14,630,000	2.4%
Software	168,186		1.6%	8,952,000	1.5%
Business Services and Communications	166,291		1.6%	10,132,000	1.6%
Retail	144,519		1.4%	13,119,000	2.1%
Real Estate	135,850		1.3%	10,820,000	1.8%
Other	2,911,138		28.1%	89,520,000	14.5%

(1)	See page 21 for our definition of this measure.
(2)	5,546 of the square feet leased expires in December 2018.
(3)	100,422 of the square feet leased expires in November 2015.

LEASING ACTIVITY

(unaudited and square feet in thousands)

	Total	New York	Washington, D.C.	San Francisco
Quarter Ended December 31, 2014

Total square feet leased	537	361	133	43
Pro rata share of square feet leased:	509	355	133	21
Initial rent (1)	$72.24	$68.70	$77.38	$99.56
Weighted average lease term (years)	9.6	8.7	12.5	6.8

Second generation space:
Square feet	350	283	46	21
Cash basis:
Initial rent (1)	$72.86	$69.75	$79.82	$99.56
Prior escalated rent	$72.83	$73.55	$63.70	$82.90
Percentage increase (decrease)	0.0%	(5.2%)	25.3%	20.1%
GAAP basis:
Straight-line rent	$73.21	$69.52	$81.18	$105.57
Prior straight-line rent	$61.30	$59.48	$65.70	$76.20
Percentage increase	19.4%	16.9%	23.6%	38.5%

Tenant improvements and leasing commissions:
Per square foot	$85.44	$59.27	$157.85	$70.10
Per square foot per annum	$8.92	$6.84	$12.66	$10.32
Percentage of initial rent	12.3%	10.0%	16.4%	10.4%

(1)	See page 21 for our definition of this measure.

LEASE EXPIRATIONS

(unaudited)

Year of Lease Expiration	Square Feet of Expiring Leases	Annualized Rent (1)		% of
		Amount	Per Square Foot (2)	Annualized Rent
Month to Month	7,089	$653,000	$77.15	0.1%

1Q 2015	72,213	4,563,000	63.44	0.7%
2Q 2015	134,142	9,103,000	69.72	1.4%
3Q 2015	246,754	19,435,000	78.87	3.0%
4Q 2015	212,212	13,725,000	62.39	2.1%

Total 2015	665,321	46,826,000	70.06	7.2%

2016	973,905	71,333,000	72.49	11.0%
2017	433,258	33,986,000	79.02	5.3%
2018	446,107	33,453,000	75.22	5.2%
2019	387,441	28,813,000	74.59	4.5%
2020	1,110,469	67,524,000	63.14	10.4%
2021	842,543	49,708,000	60.98	7.7%
2022	295,130	16,668,000	86.46	2.6%
2023	630,081	52,018,000	82.85	8.0%
2024	632,281	48,393,000	76.96	7.5%
Thereafter	3,088,545	197,896,000	63.39	30.6%

(1)	See page 21 for our definition of this measure.
(2)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

CAPITAL EXPENDITURES - CASH BASIS

(unaudited and in thousands)

Period from November 24, 2014 through December 31, 2014
Capital expenditures to maintain assets:
Recurring	$1,385
Non-recurring	—

Total capital expenditures to maintain assets	$1,385

Tenant improvements:
Recurring	$2,661
Non-recurring	2,365

Total tenant improvements	$5,026

Leasing commissions:
Recurring	$3,269
Non-recurring	1,943

Total leasing commissions	$5,212

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring	$7,315
Total non-recurring	4,308

Total capital expenditures, tenant improvements and leasing commissions	$11,623

Development expenditures	$10

DEFINITIONS

Funds from Operations (“FFO”) is calculated in accordance with the definition adopted by National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures.

Core Funds from Operations (“Core FFO”) is calculated as FFO plus (i) acquisition, transaction and formation related costs and (ii) defeasance and debt breakage costs less (iii) unrealized gains on interest rate swaps and (iv) the gain on consolidation of a partially owned entity.

Funds Available for Distribution (“FAD”) is calculated as Core FFO less (i) recurring tenant improvements, leasing commissions and other capital expenditures (ii) straight-line rent adjustments and (iii) amortization of above and below-market leases, net, plus (iv) amortization of non-cash compensation expense and (v) amortization of deferred financing costs.

Net Operating Income (“NOI”) is calculated as GAAP net income or loss plus (i) depreciation and amortization (ii) general and administrative expenses (iii) interest and debt expense (iv) acquisition, formation and transaction related costs and (v) income tax expense less (vi) fee income (vii) unrealized gains on interest rate swaps (viii) interest and other income and (ix) the gain on consolidation of a partially owned entity, including our share of such adjustments of unconsolidated joint ventures. We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present our pro rata share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated as GAAP net income or loss plus (i) depreciation and amortization (ii) interest and debt expense and (iii) income tax expense, including our share of such adjustments of unconsolidated joint ventures.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) is calculated as EBITDA plus (i) acquisition, transaction and formation related costs less (ii) unrealized gains on interest rate swaps and (iii) the gain on consolidation of a partially owned entity.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.